UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21477

Western Asset Inflation-Linked

Opportunities & Income Fund

(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)-777-0102

Date of fiscal year end: November 30

Date of reporting period: August 31, 2018

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

FORM N-Q

AUGUST 31, 2018

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 108.9%
U.S. Treasury Bonds, Inflation Indexed	0.125%	4/15/20	79,627,700	$78,623,541	(a)
U.S. Treasury Bonds, Inflation Indexed	1.250%	7/15/20	18,487,360	18,723,297
U.S. Treasury Bonds, Inflation Indexed	0.125%	4/15/22	62,169,600	60,695,500	(a)
U.S. Treasury Bonds, Inflation Indexed	0.125%	7/15/22	63,697,691	62,469,400	(a)
U.S. Treasury Bonds, Inflation Indexed	0.125%	1/15/23	65,895,012	64,203,768	(b)
U.S. Treasury Bonds, Inflation Indexed	0.375%	7/15/23	13,859,968	13,686,608
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	10,694,640	11,780,420
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	142,666,076	155,368,354	(a)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	7,216,980	7,837,283
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	21,469,102	27,059,455	(a)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	17,523,042	20,460,206	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	55,182,240	72,219,038	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	8,161,020	10,159,673
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	7,364,352	9,241,926
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	39,464,530	43,797,664	(a)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	19,711,242	19,038,801
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	3,027,310	3,013,001
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	7,153,090	7,348,496
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	39,790,170	39,484,490	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	14,925,834	14,931,804
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	8,272,570	8,229,581
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	21,639,726	20,983,988
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	54,361,743	53,871,921

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $822,481,277)				823,228,215

CORPORATE BONDS & NOTES - 9.4%
CONSUMER STAPLES - 0.1%
Tobacco - 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	960,000	922,800

ENERGY - 4.0%
Energy Equipment & Services - 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	500,000	500,134

Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	355,402
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	3,046,909
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	933,924
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	2,361,810
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	3,000,000	2,925,000
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	2,242,863

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	4,000,000	$3,814,020	(c)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	200,000	182,500	(c)
Noble Energy Inc., Senior Notes	3.900%	11/15/24	500,000	496,079
Noble Energy Inc., Senior Notes	4.950%	8/15/47	3,210,000	3,149,987
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	890,000	910,025
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	500,000	615,998
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	2,000,000	2,055,000
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	2,000,000	2,065,000
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	2,538,000
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	1,700,000	1,519,375	(d)

Total Oil, Gas & Consumable Fuels				29,211,892

TOTAL ENERGY				29,712,026

FINANCIALS - 1.0%
Banks - 0.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,060,000	5,496,476

Diversified Financial Services - 0.3%
ILFC E-Capital Trust II, Senior Notes ((Highest of 3 mo. USD LIBOR, 10 year U.S. Treasury Constant Maturity Rate and 30 year U.S. Treasury Constant Maturity Rate) + 1.800%)	4.820%	12/21/65	2,084,000	1,906,860	(c)(e)

Insurance - 0.0%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	48,493	65,950	(c)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	7.337%	2/12/23	220,848	223,885	(c)(e)

Total Insurance				289,835

TOTAL FINANCIALS				7,693,171

HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 0.5%
DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	3,000,000	3,113,400	(c)
Immucor Inc., Senior Notes	11.125%	2/15/22	1,180,000	1,188,850	(c)

Total Health Care Equipment & Supplies				4,302,250

Health Care Providers & Services - 0.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	2,190,000	2,107,875
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,456,000	1,463,280

Total Health Care Providers & Services				3,571,155

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pharmaceuticals - 1.0%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	4,890,000		$4,566,037	(c)
Bausch Health Cos. Inc., Senior Notes	9.250%	4/1/26	2,620,000		2,785,794	(c)

Total Pharmaceuticals					7,351,831

TOTAL HEALTH CARE					15,225,236

INDUSTRIALS - 0.4%
Aerospace & Defense - 0.2%
Heligear Acquisition Co., Senior Secured Notes	10.250%	10/15/19	1,464,000		1,478,757	(c)

Construction & Engineering - 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	1,500,000		1,601,250	(c)

TOTAL INDUSTRIALS					3,080,007

MATERIALS - 1.9%
Metals & Mining - 1.9%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,470,000		1,521,450	(c)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000		1,505,826	(c)
ArcelorMittal, Senior Notes	6.125%	6/1/25	720,000		785,256
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	500,000		520,003
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	3,000,000		3,217,500
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000		470,580	(c)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000		1,521,988	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,440,000		3,466,951
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000		1,295,443

TOTAL MATERIALS					14,304,997

TOTAL CORPORATE BONDS & NOTES (Cost - $66,844,412)					70,938,237

SOVEREIGN BONDS - 7.5%
Argentina - 0.5%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	44.868%	6/21/20	132,660,000	ARS	3,756,736	(e)

Brazil - 0.0%
Brazil Notas do Tesouro Nacional Series F, Notes	10.000%	1/1/27	570,000	BRL	123,873

Chile - 0.9%
Republic of Chile, Bonds	5.000%	3/1/35	4,785,000,000	CLP	7,050,860

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Ecuador - 0.6%
Ecuador Government International Bond, Senior Notes	10.500%	3/24/20	3,120,000		$3,209,700	(c)
Ecuador Government International Bond, Senior Notes	7.950%	6/20/24	1,070,000		976,375	(d)

Total Ecuador					4,186,075

Indonesia - 1.5%
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	400,000		386,026	(c)
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	1,790,000		1,680,679
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	430,000		443,741	(c)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	880,000		863,336	(c)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	2,010,000		1,873,521
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	100,812,000,000	IDR	6,347,803

Total Indonesia					11,595,106

Mexico - 2.2%
Mexican Bonos, Senior Notes	7.750%	11/13/42	273,450,000	MXN	13,916,927
Mexican Bonos, Senior Notes	8.000%	11/7/47	51,280,000	MXN	2,679,930

Total Mexico					16,596,857

Nigeria - 0.0%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		260,880	(c)

Russia - 0.9%
Russian Federal Bond - OFZ, Bonds	7.050%	1/19/28	487,690,000	RUB	6,543,238

Uruguay - 0.9%
Republic of Uruguay, Bonds	4.250%	4/5/27	209,821,641	UYU	6,929,932

TOTAL SOVEREIGN BONDS (Cost - $68,219,216)					57,043,557

COLLATERALIZED MORTGAGE OBLIGATIONS(f) - 5.7%
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	3.274%	9/29/36	13,299,527		10,113,864	(c)(e)
Banc of America Funding Trust, 2015-R2 5A2	3.473%	9/29/36	8,387,202		5,495,311	(c)(e)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	74,970		57,877	(e)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	1,691,768		1,241,757

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(f) - (continued)
Credit Suisse Commercial Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	1,304,338		$1,266,674	(e)
Credit Suisse Mortgage Trust, 2015-2R 3A2	2.274%	4/27/36	2,690,000		2,080,882	(c)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust Series, 2017-2 M1	4.000%	8/25/56	3,690,000		3,604,669	(c)(e)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust Series, 2017-2 M2	4.000%	8/25/56	5,170,000		4,749,938	(c)(e)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	5.515%	10/25/29	2,660,000		2,944,168	(e)
Federal National Mortgage Association (FNMA) - CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	6.215%	2/25/30	2,950,000		3,177,997	(c)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	6.012%	2/12/49	2,497,122		1,875,580	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.168%	2/15/51	109,598		107,628	(e)
Lehman Mortgage Trust, 2006-5 2A2 IO (-1.000 X 1 mo. USD LIBOR + 7.150%)	5.085%	9/25/36	3,048,736		693,625	(e)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3 (6 mo. USD LIBOR + 2.170%)	3.541%	6/25/37	104,766		72,671	(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR3 A1B (12 mo. Cummulative Avg 1 Year CMT + 1.000%)	2.748%	2/25/46	2,401,425		2,239,335	(e)
Wells Fargo Commercial Mortgage Trust, 2015-C31 E	4.764%	11/15/48	5,912,000		3,825,300	(c)(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $40,533,304)					43,547,276

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.6%
Argentina - 0.5%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds	3.750%	2/8/19	138,071,890	ARS	3,560,193

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Brazil - 1.6%
Brazil Notas do Tesouro Nacional Series B, Notes	6.000%	8/15/50	21,314,940	BRL	$5,394,903
Brazil Notas do Tesouro Nacional Series B, Notes	6.000%	8/15/30	25,860,054	BRL	6,518,625

Total Brazil					11,913,528

Italy - 2.5%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	3.100%	9/15/26	15,374,940	EUR	19,340,746	(d)

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $39,510,930)					34,814,467

ASSET-BACKED SECURITIES - 0.9%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.400%)	2.465%	9/25/46	69,867		67,675	(e)
Origen Manufactured Housing, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	3.263%	10/15/37	6,510,087		6,318,358	(c)(e)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	131,841		130,516	(c)(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,993,772)					6,516,549

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,043,582,911)					1,036,088,301

			SHARES
SHORT-TERM INVESTMENTS - 2.6%
Dreyfus Government Cash Management, Institutional Shares (Cost - $19,437,860)	1.850%		19,437,860		19,437,860

TOTAL INVESTMENTS - 139.6% (Cost - $1,063,020,771)					1,055,526,161
Liabilities in Excess of Other Assets - (39.6)%					(299,585,350)

TOTAL NET ASSETS - 100.0%					$755,940,811

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Security is valued using significant unobservable inputs (Note 1).

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
CAS	— Connecticut Avenue Securities
CER	— Coeficente de Establilzacion de Referencia
CLP	— Chilean Peso
CMT	— Constant Maturity Treasury
EUR	— Euro
IDR	— Indonesian Rupiah
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
RUB	— Russian Ruble
UYU	— Uruguayan Peso

At August 31, 2018, the Fund had the following open reverse repurchase agreements:

COUNTERPARTY	RATE	EFFECTIVE DATE	MATURITY DATE		FACE AMOUNT OF REVERSE REPURCHASE AGREEMENTS	ASSET CLASS OF COLLATERAL*	COLLATERAL VALUE
Credit Suisse	2.000%	6/21/2018	TBD	**	$20,006,250	U.S. Treasury inflation protected securities	$20,839,844
Deutsche Bank	2.220%	8/15/2018	11/15/2018		290,586,250	U.S. Treasury inflation protected securities	298,037,179

					$310,592,500		$318,877,023

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**

TBD-To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as-of August 31, 2018.

At August 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	112	12/18	$27,699,364	$27,267,800	$(431,564)
90-Day Eurodollar	336	12/19	81,690,605	81,517,800	(172,805)
Canadian Dollar	432	9/18	33,329,859	33,110,640	(219,219)
Copper	229	12/18	15,755,662	15,291,475	(464,187)
Euro	94	9/18	13,904,257	13,640,575	(263,682)
Euro-BTP	71	12/18	10,028,758	9,953,872	(74,886)
Gold	114	10/18	14,015,390	13,698,240	(317,150)
Mexican Peso	224	9/18	5,335,403	5,854,240	518,837
U.S. Treasury 10-Year Notes	788	12/18	94,926,924	94,769,316	(157,608)
U.S. Treasury 5-Year Notes	1,089	12/18	123,601,808	123,490,901	(110,907)
U.S. Treasury Ultra 10-Year Notes	46	12/18	5,876,986	5,890,157	13,171
WTI Crude Oil	340	3/19	22,339,490	23,174,400	834,910
WTI Crude Oil	357	12/21	19,227,068	21,080,850	1,853,782

					1,008,692

Contracts to Sell:
90-Day Eurodollar	65	9/18	15,954,452	15,867,313	87,139
British Pound	67	9/18	5,628,717	5,428,675	200,042
Euro-Bund	227	12/18	42,177,252	42,363,962	(186,710)
U.S. Treasury Long-Term Bonds	157	12/18	22,630,980	22,642,344	(11,364)
U.S. Treasury Ultra
Long-Term Bonds	672	12/18	107,413,998	107,058,000	355,998
WTI Crude Oil	320	10/18	21,251,498	22,336,000	(1,084,502)

					(639,397)

Net unrealized appreciation on open futures contracts					$369,295

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

At August 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	503,530,000	USD	7,236,211	Barclays Bank PLC	10/17/18	$(177,117)
JPY	897,550,000	USD	8,064,096	Barclays Bank PLC	10/18/18	41,598
MYR	33,790,000	USD	8,352,490	Barclays Bank PLC	10/18/18	(139,102)
RUB	2,593,319,000	USD	41,359,100	Barclays Bank PLC	10/18/18	(3,130,820)
USD	136,287	EUR	120,000	Barclays Bank PLC	10/18/18	(3,515)
USD	16,427,613	TWD	499,498,000	Barclays Bank PLC	10/18/18	113,771
CAD	10,087,340	USD	7,698,291	Citibank N.A.	10/18/18	38,741
COP	23,945,080,000	USD	8,275,902	Citibank N.A.	10/18/18	(434,581)
COP	35,197,830,000	USD	12,128,818	Citibank N.A.	10/18/18	(602,547)
EUR	500,000	USD	581,775	Citibank N.A.	10/18/18	733
GBP	4,941,589	USD	6,556,501	Citibank N.A.	10/18/18	(136,979)
MXN	84,570,000	USD	4,410,775	Citibank N.A.	10/18/18	(17,636)
USD	408,058	EUR	350,000	Citibank N.A.	10/18/18	303
USD	16,169,209	EUR	13,716,000	Citibank N.A.	10/18/18	189,846
USD	20,823,150	EUR	17,663,840	Citibank N.A.	10/18/18	244,488
USD	343,810	EUR	300,000	Goldman Sachs & Co.	10/18/18	(5,695)

Total						$(4,018,512)

Abbreviations used in this table:

CAD	— Canadian Dollar
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
RUB	— Russian Ruble
TWD	— Taiwan Dollar
USD	— United States Dollar

See Notes to Consolidated Schedule of Investments.

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2018

At August 31, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.IG.30 Index	$33,330,000	6/20/23	1.000% quarterly	$591,107	$562,134	$28,973

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security

Notes to Consolidated Schedule of Investments (unaudited) (continued)

is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$823,228,215	—	$823,228,215
Corporate Bonds & Notes	—	70,938,237	—	70,938,237
Sovereign Bonds	—	57,043,557	—	57,043,557
Collateralized Mortgage Obligations	—	35,192,669	$8,354,607	43,547,276
Non-U.S. Treasury Inflation Protected Securities	—	34,814,467	—	34,814,467
Asset-Backed Securities	—	6,516,549	—	6,516,549

Total Long-Term Investments	—	1,027,733,694	8,354,607	1,036,088,301

Short-Term Investments†	$19,437,860	—	—	19,437,860

Total Investments	$19,437,860	$1,027,733,694	$8,354,607	$1,055,526,161

Other Financial Instruments:
Futures Contracts	3,863,879	—	—	3,863,879
Forward Foreign Currency Contracts	—	629,480	—	629,480
Centrally Cleared Credit Default Swaps on Credit Indices-Sell Protection	—	28,973	—	28,973

Total Other Financial Instruments	$3,863,879	$658,453	—	$4,522,332

Total	$23,301,739	$1,028,392,147	$8,354,607	$1,060,048,493

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$3,494,584	—	—	$3,494,584
Forward Foreign Currency Contracts	—	$4,647,992	—	4,647,992

Total	$3,494,584	$4,647,992	—	$8,142,576

†	See Consolidated Schedule of Investments for additional detailed categorizations.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF NOVEMBER 30, 2017	ACCRUED PREMIUMS/ DISCOUNTS	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)[1]	PURCHASES
Collateralized Mortgage Obligations	$3,618,506	$933	$0	$(14,770)	$0

Total	$3,618,506	$933	$0	$(14,770)	$0

INVESTMENTS IN SECURITIES (cont’d)	SALES	TRANSFERS INTO LEVEL 3[2]	TRANSFERS OUT OF LEVEL 3	BALANCE AS OF AUGUST 31, 2018	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FOR INVESTMENTS IN SECURITIES STILL HELD AT AUGUST 31, 2018[1]
Collateralized Mortgage Obligations	$0	$4,749,938	$0	$8,354,607	$(14,770)

Total	$0	$4,749,938	$0	$8,354,607	$(14,770)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation-Linked Opportunities & Income Fund

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 26, 2018

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 26, 2018